UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2025

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of the shareholders of Nicolet Bankshares, Inc. (“Nicolet”), held on May 19, 2025 (the “Annual Meeting”), Nicolet’s shareholders voted on the following proposals:
Proposal 1:    Election of Directors.

Name	For	Withheld	Broker Non-Votes
Marcia M. Anderson	10,186,569	196,211	1,543,259
Robert B. Atwell	10,160,566	222,572	1,542,901
Héctor Colón	10,229,784	153,015	1,543,240
Michael E. Daniels	10,243,508	139,291	1,543,240
Lynn D. Davis	10,265,203	117,577	1,543,259
John N. Dykema	9,222,044	1,161,039	1,542,957
Christopher J. Ghidorzi	10,237,760	145,020	1,543,259
Andrew F. Hetzel, Jr.	10,268,437	114,343	1,543,259
Brenda L. Johnson	10,164,794	218,289	1,542,957
Donald J. Long, Jr.	9,356,250	1,026,530	1,543,259
Dustin J. McClone	10,218,162	164,902	1,542,975
Susan L. Merkatoris	9,403,922	978,877	1,543,240
Oliver Pierce Smith	10,233,888	149,176	1,542,975
Glen E. Tellock	9,424,456	958,324	1,543,259
Robert J. Weyers	10,199,211	183,569	1,543,259
Proposal 2:    Ratification of the selection of Forvis Mazars, LLP as Nicolet’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
11,857,299	23,190	45,550	N/A
Proposal 3:    Approval, on a non-binding basis, of the compensation paid to Nicolet’s named executive officers.

For	Against	Abstain	Broker Non-Votes
9,151,680	1,126,980	105,705	1,541,673
Proposal 4:    Approval, on a non-binding basis, of the frequency of the advisory vote of the compensation paid to
Nicolet’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
9,550,182	81,347	597,920	154,916	1,541,673

Item 7.01	Regulation FD Disclosure.

On May 20, 2025, Nicolet declared a quarterly cash dividend of $0.32 per share to shareholders of its common stock, an increase of $0.04 per share, or 14% over the prior quarter. The dividend will be payable June 13, 2025, to shareholders of record as of June 2, 2025. A copy of the press release issued on May 20, 2025, announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 20, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2025	NICOLET BANKSHARES, INC.

		By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer